UNITED STATES
    SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C 20549
                                  FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities
                         Exchange Act of 1934

           Date of Report (Date of earliest event reported)
                               November 11, 1998

               Commission file Number    0-15435

                    First Entertainment Holding Corp.
              (formerly known as First Entertainment, Inc.)
           (Exact name of registrant as specified in its charter.)
Nevada                                            84-0974303
(State or other jurisdiction of       (I.R.S. Employer incorporated or
organization)                              Identification No.)
7887 E. Bellview 11th Floor, Suite 14                   80111
(Address of principal executive offices              (Zip Code)
Registrant's telephone number, including area code:
                               (303) 228-1650
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Item 1. Changes in Control of Registrant.
        Not Applicable

Item 2. Acquisition or Disposition of Assets.
        Not Applicable

Item 3. Bankruptcy or Receivership.
          Not Applicable

Item 4. Changes in Registrant's Certifying Accountant
         Not Applicable

Item 5. Other Events
On November 5, 1998 William Rubin was appointed to the Board of
Directors of the Company.

Item 6. Resignation of Registrant's Directors.
		Not Applicable

Item	7. Financial Statements, Pro Forma Financial Information and
Exhibits.
      Not Applicable

Item 8. Change in Fiscal Year.
        Not Applicable

Item 9. Sales of Equity Securities Pursuant to Regulations
        Not Applicable
                                        SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FIRST ENTERTAINMENT HOLDING CORP.
                                               By:______________________
                                                A.B. Goldberg
                                                President
Dated: November 9, 1998